UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 23, 2024

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 23, 2024, BioVie Inc. (the “Company”) issued a press release announcing the closing of the Offering (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Registered Direct Offering and Concurrent Private Placement

On October 23, 2024, the Company announced that it had closed the previously announced registered direct offering of 2,667,000 shares (the “Shares”) of its Class A common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $2.25 per Share (the “Registered Direct Offering”), and a concurrent private placement of warrants to purchase up to 2,667,000 shares of Common Stock (the “Warrants”) (CUSIP 09074F165) at an exercise price of $2.12 per share (the “Private Placement” and, together with the Registered Direct Offering, the “Offering”). The gross proceeds to the Company from the Offering were approximately $6,000,750, before deducting placement agent fees and offering expenses of approximately $674,360. The Company intends to use the net proceeds from the Offering primarily for working capital and general corporate purposes.

Forward-Looking Statements

Certain of the statements made in this report are forward looking, such as those, among others, relating to the Company’s expectations regarding the timing and completion of the Offering. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include risks and uncertainties related to completion of the Offering on the anticipated terms or at all, market conditions and the satisfaction of customary closing conditions related to the Offering. More information about the risks and uncertainties faced by the Company is contained under the caption “Risk Factors” in the Company’s prospectus supplement on Form 424B5 filed with the U.S. Securities and Exchange Commission on October 24, 2024. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 24, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2024

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer

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